Exhibit 99.1

ACTION OF THE BOARD OF DIRECTORS OF

GLOBETEL COMMUNICATIONS CORP.

BY UNANIMOUS WRITTEN CONSENT

THE UNDERSIGNED, constituting all of the members of the Board of Directors of GlobeTel Communications Corp., a Delaware corporation (the “Company”), hereby waive any and all requirements for notice of the time and place of a special meeting of the Board of Directors and do hereby agree and consent in writing, without a meeting and in lieu of a special meeting thereof, as of September 26, 2003, pursuant to the Delaware General Corporation Law, to the following resolutions:

WHEREAS, the Company desires to create a stock award program and stock option plan, to be administered by the Board of Directors as it may deem necessary and appropriate, whereby the Company shall issue common stock or grant options to purchase shares of its common stock to certain of its officers, directors, employees and consultants (the “Plan”);

WHEREAS, it is in the best interest of the Company to issue to certain of its officers, directors, employees and consultants shares of its common stock and/or options to purchase shares of its common stock pursuant to the Plan.

RESOLVED, that the Plan is hereby created to be administered by the Board of Directors as it may deem necessary and appropriate in the best interests of the Company;

FURTHER RESOLVED, that the appropriate officers of the Company are authorized and directed to issue shares of common stock and grant options to purchase shares of common stock from time to time as deemed appropriate under the Plan;

FURTHER RESOLVED, that non-qualified stock options to purchase 8,944,467 shares of the Company’s common stock be granted to Timothy M. Huff, as compensation in lieu of the unpaid portion, totaling $134,167, of Mr. Huff’s 2002 salary for services rendered by Mr. Huff as the Chief Executive Officer of the Company, and its predecessor, based on an option exercise price of $.0150 per share, which options are subject to the terms and conditions of the Company’s Stock Option Agreement the form of which is attached hereto as Exhibit “A” (the “Option Agreement”)1;

FURTHER RESOLVED, that non-qualified stock options to purchase 17,600,000 shares of the Company’s common stock be granted to Jerrold R. Hinton, as compensation in lieu of unpaid salaries from 2000 through 2002 totaling $264,000 for services rendered by Mr. Hinton as the President of the Company, and its predecessor, based on an option exercise price of $.0150 per share, which options are subject to the terms and conditions of the Option Agreement2;

FURTHER RESOLVED, that non-qualified stock options to purchase 2,206,667 shares of the Company’s common stock be granted to Jerrold R. Hinton, as compensation to Mr. Hinton for Mr. Hinton’s forgiveness of the $33,100 loan made by Mr. Hinton to the Company and its predecessor in 2001, based on an option exercise price of $.0150 per share, which options are subject to the terms and conditions of the Option Agreement3;

FURTHER RESOLVED, that non-qualified stock options to purchase 7,444,467 shares of the Company’s common stock be granted to Mitchell A. Siegel, as compensation in lieu of the unpaid portion, totaling $111,667, of Mr. Siegel’s 2002 salary for services rendered by Mr. Siegel as the Chief Operating Officer of the Company, and its predecessor, based on an option exercise price of $.0150 per share, which options are subject to the terms and conditions of the Option Agreement4;

FURTHER RESOLVED, that non-qualified stock options to purchase 7,444,467 shares of the Company’s common stock be granted to Thomas Y. Jimenez, as compensation in lieu of the unpaid portion, totaling $111,667, of Mr. Jimenez’s 2002 salary for services rendered by Mr. Jimenez as the Chief Financial Officer of the Company, and its predecessor, based on an option exercise price of $.0150 per share, which options are subject to the terms and conditions of the Option Agreement;

FURTHER RESOLVED, that non-qualified stock options to purchase 4,111,133 shares of the Company’s common stock be granted to Vivian Manevich, as compensation in lieu of the unpaid portion, totaling $61,667, of Ms. Manevich’s 2002 salary for services rendered by Ms. Manevich as the President of the Company’s predecessor and the Controller of the Company, based on an option exercise price of $.0150 per share, which options are subject to the terms and conditions of the Option Agreement

FURTHER RESOLVED, that any actions taken by an appropriate officer(s) of the Company in connection with the grant of the options to purchase shares of the common stock of the Company to the above-named persons, under the terms set forth in the Option Agreement, are hereby ratified, approved and confirmed;

FURTHER RESOLVED, that an appropriate officer(s) of the Company, or any person or persons hereafter and from time to time designated by said officer(s), is hereby authorized, empowered and directed for, in the name and on behalf of the Company, to do all such acts and things and to execute such documents, agreements, and certificates in the name of and on behalf of the Company, and to deliver or file such documents, agreements and certificates when executed, and to take all such other action, with any such person, as is necessary to effectuate the foregoing resolutions, and to pay all filing fees and other fees, expenses and charges as they, or any of them, may deem necessary, proper or advisable to effectuate the foregoing

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resolutions and the full intent and purposes thereof, and to the extent previously executed and delivered and paid, any such act, action, payment, execution or delivery shall be and hereby is ratified and affirmed.

DIRECTORS:

Przemyslaw L. Kostro

Timothy M. Huff

Mitchell A. Siegel

Jerrold R. Hinton

[1]	Mr. Huff abstains from voting on this resolution.

[2]	Mr. Hinton abstains from voting on this resolution.

[3]	Mr. Hinton abstains from voting on this resolution.

[4]	Mr. Siegel abstains from voting on this resolution.

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THE COMMON STOCK PURCHASE OPTION REPRESENTED BY THE AGREEMENT (THE “OPTION”) AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF THE OPTION (THE “OPTION SHARES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND THEREFORE, MAY BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF ONLY IN ACCORDANCE WITH THE ACT, INCLUDING THE REGISTRATION PROVISIONS THEREIN CONTAINED OR PROVIDED AN EXEMPTION FROM REGISTRATION IS AVAILABLE UNDER THE ACT, AND SUBJECT TO THE OPINION OF COUNSEL TO GLOBETEL COMMUNICATIONS CORP.

GLOBETEL COMMUNICATIONS CORP.

OPTION AGREEMENT

This Option Agreement is made on this              day of                          ,             , by and between Globetel Communications Corp., a Delaware corporation (the “Optionor” or “Company”), and                          (the “Holder”).

RECITALS

Holder is employed by the Company as                                                  . In conjunction with Holder’s employment, the Board of Directors of the Company (the “Board”) has authorized granting to Holder options to purchase the number of shares of common stock of the Company specified in paragraph (1) hereof, at the prices and for the terms specified herein, pursuant to the terms and conditions stated herein and in the stock option plan (the “Stock Option Plan”), which Stock Option Plan is set forth in the corporate resolutions of the Company dated September 26, 2003.

AGREEMENT

1. Option. Optionor hereby grants to Holder the option (the “Option”) to purchase from Optionor                          shares of the common stock of the Optionor (the “Shares”), upon the conditions and terms set forth herein and in the Stock Option Plan. The parties understand and agree that the Shares’ transferability is restricted in accordance with state and federal laws.

2. Purchase Price. The purchase price payable for the Shares (the “Purchase Price) shall be the lower of (i) $.015 per Share; or (ii) 50% of the closing “Market Price” which shall be deemed to be the last reported sale price or the closing price of the common stock on any exchange (including the National Association of Securities Dealers Automated Quotation System) on which the common stock is listed or the closing price as quoted on the OTC Bulletin Board, whichever is applicable, or, in the case no such reported sale takes place on such day, the average of the last reported sales prices or quotations for the last five trading days, in either case as officially reported or quoted by the principal securities exchange or the OTC Bulletin Board, and if the common stock is not listed or quoted as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it.

3. Exercise of Option. This Option may be exercised at any time by the Holder by tendering a copy of this Option Agreement stating the name in which the Shares shall be registered and amount of Shares to be exercised (the “Exercise Notice”), together with the cash amount sufficient to exercise the Option, to the Optionor, or by Cashless Exercise, if applicable, as defined below. The Option may be exercised in whole or in part at any time during the option period, which begins on the effective date of this Option Agreement and terminates three years thereafter.

4. Cashless Exercise. In the event the Market Price of the Company common stock is at or above $.03, and in lieu of the payment method set forth in Section 3, above, the Holder may elect to exchange all or some of the Shares for the common stock equal to the value of the amount of the Shares being exchanged on the date of exchange (the “Cashless Exercise”). If the Holder elects to take advantage of such Cashless Exercise, the Holder shall tender to the Company this Option Agreement for the amount being exchanged, along with written notice of the Holder’s election to exchange some or all of the Shares, and the Company shall issue to the Holder the number of common stock computed using the following formula:

X = Y (A-B)
A

Where: X = The number of common stock to be issued to the Holder.

Y =	The number of common stock purchasable under the amount of this Option Agreement being exchanged (as adjusted to the date of such calculation).

A =	The Market Price (as defined hereinabove) of one share of common stock.

B =	The Purchase Price (as adjusted to the date of such calculation).

The Cashless Exercise shall take place on the date specified in the notice or if the date the notice is received by the Company is later than the date specified in the notice, on the date the notice is received by the Company.

As soon as practicable after full or partial exercise of the Shares, the Company at its expense (including, without limitation, the payment by it of all taxes and governmental charges applicable to such exercise and issuance of the Shares) shall cause to be issued in the name of and delivered to the Holder or such other persons as directed by the Holder, a certificate or certificates for the total number of Shares being exercised in such denominations as instructed by the Holder, together with any other securities and property to which the Holder is entitled upon exercise under the terms of this Option Agreement. The Option shall be deemed to have been exercised, and the Shares acquired thereby shall be deemed issued, and the Holder or any person(s) designated by the Holder shall be deemed to have become holders of record of such Shares for all purposes, as of the close of business on the date that the Option, the duly executed and completed Exercise Notice, and full payment of the aggregate Purchase Price has been presented and surrendered to the Company, notwithstanding that the stock transfer books of the Company may then be closed. In the event this Option is only partially exercised, a new Option Agreement evidencing the right to acquire the number of Shares with respect to which this Option Agreement shall not then have been exercised, shall be executed, issued and delivered by the Company to the Holder simultaneously with the delivery of the certificates representing the Shares so purchased.

5. Shares Not Registered

The certificates representing the option Shares issued upon exercise of the options Shall bear the following legend:

“THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR THE LAWS OF ANY OTHER JURISDICTION AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN ANY MANNER (1) WITHOUT REGISTRATION UNDER THE ACT AND IN COMPLIANCE WITH THE LAWS OF ANY APPLICABLE JURISDICTION OR (2) AN OPINION OF COUNSEL (IN FORM AND SUBSTANCE ACCEPTABLE TO THE COMPANY) THAT REGISTRATION IS NOT REQUIRED.”

6. Registration Rights With Respect to the Securities. The Company agrees that it will prepare and file with the Securities and Exchange Commission (the “SEC”) within 90 days after receipt of written request from the Holder, a registration statement (on Form S-3, S-8 and/or S-1, or other appropriate form of registration statement) under the Act (the “Registration Statement”), at the sole expense of the Company (except as otherwise provided herein), in respect of Holder, so as to permit a public offering and resale of the Shares under the Act by Holder. The Company will notify Holder of the effectiveness of the Registration Statement within two trading days of such event. The Holder may make not more than one request for a registration hereunder. Any request to effect a registration shall specify the amount of Shares proposed to be sold and shall also specify the intended method of disposition thereof.

The Company will maintain the Registration Statement or post-effective amendment filed hereunder effective under the Act until the earliest of: (i) the date that all of the Shares are no longer issued and outstanding; (ii) the date that all of the Shares have been sold pursuant to the Registration Statement; (iii) the date the holders thereof receive an opinion of counsel to the Company, that the Shares may be sold under the provisions of Rule 144 without limitation as to volume; (iv) all

Shares have been otherwise transferred to persons who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend; or (v) all Shares may be sold without any time, volume or manner limitations pursuant to Rule 144(k) or any similar provision then in effect under the Securities Act in the opinion of counsel to the Company (the “Effectiveness Period”).

All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of the Registration Statement and in complying with applicable securities and blue sky laws (including, without limitation, all attorneys’ fees of the Company) shall be borne by the Company. The Holder shall bear the cost of underwriting and/or brokerage discounts, fees and commissions, if any, applicable to the Shares being registered and the fees and expenses of its counsel.

Notwithstanding the foregoing, if the Company shall furnish to the Holder in response to a request for registration a certificate signed by the Chairman, President or Chief Executive Officer of the Company stating that the Board of Directors of the Company has, by duly authorized resolution, determined in good faith that it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer the filing for a period of not more than 90 days after receipt of the request for registration hereunder. The Holder acknowledges that it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and therefore essential to defer such filing if, among other things, such filing would impose an undue burden upon the ability of the Company to proceed with any reorganization, merger, consolidation or acquisition of the securities or assets of another firm or corporation or disposition of the securities or assets of the Company or a public offering by the Company of common stock or other securities of the Company registered under the Act which, in each case, is material to the Company (a “Material Transaction”). If the Company shall have delivered the certificate referred to above and thereafter shall have entered into a definitive agreement or filed a registration statement or a proxy statement in connection with a Material Transaction, the Company shall, upon written notice to the Holder, have the right to defer the filing of the registration statement requested to be filed by the holders of the majority of the then outstanding shares of common stock of the Company for whatever additional time period (but in no event longer than 90 days from the expiration of the 90-day extension period referred to above) as is reasonably necessary to enable the Company to satisfy its disclosure obligations under the Act in the registration statement relating to the registration with respect to the Material Transaction.

Holder will cooperate with the Company in all respects in connection with this Option Agreement, including timely supplying in writing all information reasonably requested by the Company (which shall include all information regarding the Holder and proposed manner of sale of the Securities required to be disclosed in the Registration Statement) and executing and returning all documents reasonably requested in connection with the registration and sale of the Shares and entering into and performing its obligations under any underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering. The Holder shall consent to be named as an underwriter in the Registration Statement. Holder acknowledges that in accordance with current Commission policy, the Holder will be named as the underwriter of the Securities in the Registration Statement.

The Holder agrees to indemnify and hold harmless the Company, its partners, affiliates, officers, directors, employees and duly authorized agents from and against any loss, claim, damage, liability, reasonable attorneys’ fees, costs or expenses, and costs and expenses of investigating and defending any such claim arising out of, or based upon, any untrue statement or alleged untrue statement furnished in writing by the Holder or on the Holder’s behalf expressly for use in any Registration Statement or prospectus relating to the Shares, or any amendment or supplement thereto, or any preliminary prospectus.

7. Representation, Warranties and Covenants of the Holder. The Holder represents, warrants to and covenants with Optionor as follows:

a) The Holder is an officer and/or director of the Company, and warrants he has evaluated the merits and risks associated with the investment in the company as represented by this option, including review of the Annual and Quarterly and other reports of the company that have been filed from time to time with the SEC, and all other documentation that he deems necessary under the Securities and Exchange Act of 1934, as amended, and the applicable state securities laws.

b) The Holder further represents that he understands that neither this Option nor the Shares underlying the option are registered under the Act. Should the company prepare a registration statement to cause the registration of the Shares, for filing with the SEC then such registration statement, when and if declared effective by the SEC, shall be kept current in order for the Holder to be able to publicly sell the Shares acquired upon exercise of the Option.

c) The Holder is sufficiently experienced in financial matters and matters pertaining to securities to be capable of evaluating the merits and risks associated with the acceptance of this Option, and has relied upon such experience is so determining to accept this option in partial consideration for the services performed by Holder to the Company. The parties agree that this Option is not the exclusive consideration granted or to be granted to Holder for services heretofore provided or to be provided by Holder to the Company.

8. Representation, Warranties and Covenants of the Optionor. The Optionor represents, warrants to and covenants with Holder as follows:

a) This Agreement has been duly executed and delivered by such Optionor and constitutes the valid and binding obligation of such Optionor and such Optionor has the requisite power and capacity to execute, deliver and perform this Agreement and to comply with the terms hereof.

b) The grant of the Option by such Optionor does not, and the sale of the Option Shares to Holder by such Optionor, upon payment of the Exercise Price thereof, will not, conflict with or constitute an event of default under or breach of any agreement, document or instrument to which such Optionor is a party.

c) The Option Shares underlying the Option granted by such Optionor hereunder are currently owned by such Optionor and, upon exercise of the Options by Holder and payment of the Exercise Price therefor, Holder will acquire such Option Shares free and clear of all security interests, claims, liens, security or other interests, encumbrances and charges of any kind whatsoever.

d) Until the earlier of (i) the exercise of the Option granted by such Optionor or (ii) the expiration of the Option Period, such Optionor will not sell, transfer, assign, pledge, alienate or hypothecate any of the Option Shares, or permit such Option Shares to become subject to any mortgage pledge, lien, security or other interest, encumbrance or charge of any kind.

6. Notices. All notices, requests, demands and other communications which are given pursuant to this Agreement shall be in writing and shall be deemed to have been duly given when delivered by hand, when sent by facsimile (with receipt confirmed), or when mailed by registered or certified mail (postage prepaid, return receipt requested), as follows (or to such other address or telex number as either party hereto may designate to the other party hereto by like notice):

If to the Holder, to:

If to the Optionor, to:

GlobeTel Communications Corp.

444 Brickell Avenue, Suite 522

Miami, Florida 33131

Attention Mitchell A. Siegel,

9. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Optionor and Holder inure to the benefit of their respective successors and assigns hereunder.

10. Entire Agreement. This Agreement constitutes the complete agreement between the parties and terminates and supersedes all prior and contemporaneous oral and written agreements. This Agreement may not be altered, amended or modified except by a writing duly executed by the parties hereto.

11. Severability. In the event that any term or condition in this Agreement shall for any reason be held by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other term or condition of this Agreement, but this Agreement shall be construed as if such invalid or illegal or unenforceable term or condition had never been contained herein.

12. Non-Waiver. No waiver, forbearance or failure by any party of its right to enforce any provision of this Agreement shall constitute a waiver or estoppel of such party’s right to enforce such provision in the future or such party’s right to enforce any other provision of this Agreement.

13. Binding Effect; No Third Party Beneficiaries. Each term and provision of this Agreement shall be binding upon and enforceable against and inure to the benefit of the parties hereto and their respective successors or assigns, nothing in this Agreement, express or implied, being intended to confer upon any other person any rights or remedies hereunder.

14. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

HOLDER:

By:

Name:

Title:

Date:

OPTIONOR:

GLOBETEL COMMUNICATIONS CORP., A DELAWARE CORPORATION

By:

Name:

Title:

Date:

ACTION OF THE BOARD OF DIRECTORS OF

GLOBETEL COMMUNICATIONS CORP.

BY UNANIMOUS WRITTEN CONSENT

THE UNDERSIGNED, constituting all of the members of the Board of Directors of GlobeTel Communications Corp., a Delaware corporation (the “Company”), hereby waive any and all requirements for notice of the time and place of a special meeting of the Board of Directors and do hereby agree and consent in writing, without a meeting and in lieu of a special meeting thereof, as of December 18, 2003, pursuant to the Delaware General Corporation Law, to the following resolutions:

WHEREAS, the Company created a plan pursuant to corporate resolutions dated September 26, 2003, to be administered by the Board of Directors as it may deem necessary and appropriate, and it is in the best interest of the Company to issue common stock and/or options under such plan (the “Plan”);

RESOLVED, that non-qualified stock options to purchase 6,666,667 shares of the Company’s common stock be granted to Jerrold R. Hinton, as compensation in lieu of all of Mr. Hinton’s unpaid salary and severance compensation in 2003 totaling $100,000 for services rendered by Mr. Hinton as the President of the Company, based on an option exercise price of $.0150 per share, which options are subject to the terms and conditions of the Company’s Stock Option Agreement the form of which is attached hereto as Exhibit “A” (the “Option Agreement”)1;

FURTHER RESOLVED, that non-qualified stock options to purchase 5,333,333 shares of the Company’s common stock be granted to Mitchell A. Siegel, as compensation in lieu of the unpaid portion, totaling $80,000, of Mr. Siegel’s 2003 salary for services rendered by Mr. Siegel as the Chief Operating Officer of the Company, based on an option exercise price of $.0150 per share, which options are subject to the terms and conditions of the Option Agreement2;

FURTHER RESOLVED, that non-qualified stock options to purchase 3,333,333 shares of the Company’s common stock be granted to Vivian Manevich, as compensation in lieu of the unpaid portion, totaling $50,000, of Ms. Manevich’s 2003 salary for services rendered by Ms. Manevich as the Controller of the Company, based on an option exercise price of $.0150 per share, which options are subject to the terms and conditions of the Option Agreement;

FURTHER RESOLVED, that non-qualified stock options to purchase 1,000,000 shares of the Company’s common stock be granted to Leigh A. Coleman, as compensation in lieu of the unpaid portion, totaling $15,000, of Mr. Coleman’s 2003 salary for services rendered by Mr. Coleman in the last quarter of 2003 as the President of the Company, based on an option exercise price of $.0150 per share, which options are subject to the terms and conditions of the Option Agreement3;

FURTHER RESOLVED, that non-qualified stock options to purchase 1,666,667 shares of the Company’s common stock be granted to John A. Coniglio, as compensation in lieu of a consulting fee due to Mr. Coniglio in 2003 in the amount of $25,000 for consulting services rendered by Mr. Coniglio to the Company, based on an option exercise price of $.0150 per share, which options are subject to the terms and conditions of the Option Agreement;

FURTHER RESOLVED, that non-qualified stock options to purchase 2,666,667 shares of the Company’s common stock be granted to Marcelino Z. Reyes, as compensation in lieu of a consulting fee due to Mr. Reyes in 2003 in the amount of $40,000 for consulting services rendered by Mr. Reyes to the Company, based on an option exercise price of $.0150 per share, which options are subject to the terms and conditions of the Option Agreement;

FURTHER RESOLVED, that any actions taken by an appropriate officer(s) of the Company in connection with the grant of the options to purchase shares of the common stock of the Company to the above-named persons, under the terms set forth in the Option Agreement, are hereby ratified, approved and confirmed;

FURTHER RESOLVED, that 7,500,000 shares of the Company’s common stock are hereby authorized to be issued to Timothy M. Huff, based on the estimated value of $.0150 per restricted share, as compensation in lieu of the unpaid portion, totaling $112,500, of Mr. Huff’s 2003 salary for services rendered by Mr. Huff as the Chief Executive Officer of the Company4;

FURTHER RESOLVED, that 1,166,667 shares of the Company’s common stock are hereby authorized to be issued to Thomas Y. Jimenez, based on the estimated value of $.0150 per restricted share, as compensation in lieu of the unpaid portion, totaling $17,500, of Mr. Jimenez’s 2003 salary for services rendered by Mr. Jimenez as the Chief Financial Officer of the Company;

FURTHER RESOLVED, that all such shares of common stock noted in the foregoing resolutions to be issued to Messrs. Huff and Jimenez will be fully paid and non-assessable shares of common stock and shall be represented by certificates which shall bear a restrictive legend in substantially the following form:

“These securities have not been registered under the Securities Act of 1933, as amended. They may not be sold or transferred in the absence of an effective Registration Statement under the Act without an opinion of counsel satisfactory to the Company that such Registration is not required.”

FURTHER RESOLVED, that the appropriate officers of the Company be and are hereby directed to issue and deliver to Messrs. Huff and Jimenez appropriate stock certificates reflecting ownership of such shares noted in the foregoing resolutions;

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FURTHER RESOLVED, that an appropriate officer(s) of the Company, or any person or persons hereafter and from time to time designated by said officer(s), is hereby authorized, empowered and directed for, in the name and on behalf of the Company, to do all such acts and things and to execute such documents, agreements, and certificates in the name of and on behalf of the Company, and to deliver or file such documents, agreements and certificates when executed, and to take all such other action, with any such person, as is necessary to effectuate the foregoing resolutions, and to pay all filing fees and other fees, expenses and charges as they, or any of them, may deem necessary, proper or advisable to effectuate the foregoing resolutions and the full intent and purposes thereof, and to the extent previously executed and delivered and paid, any such act, action, payment, execution or delivery shall be and hereby is ratified and affirmed.

DIRECTORS:

Przemyslaw L. Kostro

Timothy M. Huff

Mitchell A. Siegel

Jerrold R. Hinton

Leigh A. Coleman

[1]	Mr. Hinton abstains from voting on this resolution.

[2]	Mr. Siegel abstains from voting on this resolution.

[3]	Mr. Coleman abstains from voting on this resolution.

[4]	Mr. Huff abstains from voting on this resolution.

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THE COMMON STOCK PURCHASE OPTION REPRESENTED BY THE AGREEMENT (THE “OPTION”) AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF THE OPTION (THE “OPTION SHARES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND THEREFORE, MAY BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF ONLY IN ACCORDANCE WITH THE ACT, INCLUDING THE REGISTRATION PROVISIONS THEREIN CONTAINED OR PROVIDED AN EXEMPTION FROM REGISTRATION IS AVAILABLE UNDER THE ACT, AND SUBJECT TO THE OPINION OF COUNSEL TO GLOBETEL COMMUNICATIONS CORP.

GLOBETEL COMMUNICATIONS CORP.

OPTION AGREEMENT

This Option Agreement is made on this              day of                          ,             , by and between Globetel Communications Corp., a Delaware corporation (the “Optionor” or “Company”), and                          (the “Holder”).

RECITALS

Holder is employed by the Company as                                                  . In conjunction with Holder’s employment, the Board of Directors of the Company (the “Board”) has authorized granting to Holder options to purchase the number of shares of common stock of the Company specified in paragraph (1) hereof, at the prices and for the terms specified herein, pursuant to the terms and conditions stated herein and in the stock option plan (the “Stock Option Plan”), which Stock Option Plan is set forth in the corporate resolutions of the Company dated September 26, 2003.

AGREEMENT

1. Option. Optionor hereby grants to Holder the option (the “Option”) to purchase from Optionor                          shares of the common stock of the Optionor (the “Shares”), upon the conditions and terms set forth herein and in the Stock Option Plan. The parties understand and agree that the Shares’ transferability is restricted in accordance with state and federal laws.

2. Purchase Price. The purchase price payable for the Shares (the “Purchase Price) shall be the lower of (i) $.015 per Share; or (ii) 50% of the closing “Market Price” which shall be deemed to be the last reported sale price or the closing price of the common stock on any exchange (including the National Association of Securities Dealers Automated Quotation System) on which the common stock is listed or the closing price as quoted on the OTC Bulletin Board, whichever is applicable, or, in the case no such reported sale takes place on such day, the average of the last reported sales prices or quotations for the last five trading days, in either case as officially reported or quoted by the principal securities exchange or the OTC Bulletin Board, and if the common stock is not listed or quoted as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it.

3. Exercise of Option. This Option may be exercised at any time by the Holder by tendering a copy of this Option Agreement stating the name in which the Shares shall be registered and amount of Shares to be exercised (the “Exercise Notice”), together with the cash amount sufficient to exercise the Option, to the Optionor, or by Cashless Exercise, if applicable, as defined below. The Option may be exercised in whole or in part at any time during the option period, which begins on the effective date of this Option Agreement and terminates three years thereafter.

4. Cashless Exercise. In the event the Market Price of the Company common stock is at or above $.03, and in lieu of the payment method set forth in Section 3, above, the Holder may elect to exchange all or some of the Shares for the common stock equal to the value of the amount of the Shares being exchanged on the date of exchange (the “Cashless Exercise”). If the Holder elects to take advantage of such Cashless Exercise, the Holder shall tender to the Company this Option Agreement for the amount being exchanged, along with written notice of the Holder’s election to exchange some or all of the Shares, and the Company shall issue to the Holder the number of common stock computed using the following formula:

X = Y (A-B)
A

Where: X = The number of common stock to be issued to the Holder.

Y =	The number of common stock purchasable under the amount of this Option Agreement being exchanged (as adjusted to the date of such calculation).

A =	The Market Price (as defined hereinabove) of one share of common stock.

B =	The Purchase Price (as adjusted to the date of such calculation).

The Cashless Exercise shall take place on the date specified in the notice or if the date the notice is received by the Company is later than the date specified in the notice, on the date the notice is received by the Company.

As soon as practicable after full or partial exercise of the Shares, the Company at its expense (including, without limitation, the payment by it of all taxes and governmental charges applicable to such exercise and issuance of the Shares) shall cause to be issued in the name of and delivered to the Holder or such other persons as directed by the Holder, a certificate or certificates for the total number of Shares being exercised in such denominations as instructed by the Holder, together with any other securities and property to which the Holder is entitled upon exercise under the terms of this Option Agreement. The Option shall be deemed to have been exercised, and the Shares acquired thereby shall be deemed issued, and the Holder or any person(s) designated by the Holder shall be deemed to have become holders of record of such Shares for all purposes, as of

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the close of business on the date that the Option, the duly executed and completed Exercise Notice, and full payment of the aggregate Purchase Price has been presented and surrendered to the Company, notwithstanding that the stock transfer books of the Company may then be closed. In the event this Option is only partially exercised, a new Option Agreement evidencing the right to acquire the number of Shares with respect to which this Option Agreement shall not then have been exercised, shall be executed, issued and delivered by the Company to the Holder simultaneously with the delivery of the certificates representing the Shares so purchased.

5. Shares Not Registered

The certificates representing the option Shares issued upon exercise of the options Shall bear the following legend:

“THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR THE LAWS OF ANY OTHER JURISDICTION AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN ANY MANNER (1) WITHOUT REGISTRATION UNDER THE ACT AND IN COMPLIANCE WITH THE LAWS OF ANY APPLICABLE JURISDICTION OR (2) AN OPINION OF COUNSEL (IN FORM AND SUBSTANCE ACCEPTABLE TO THE COMPANY) THAT REGISTRATION IS NOT REQUIRED.”

6. Registration Rights With Respect to the Securities. The Company agrees that it will prepare and file with the Securities and Exchange Commission (the “SEC”) within 90 days after receipt of written request from the Holder, a registration statement (on Form S-3, S-8 and/or S-1, or other appropriate form of registration statement) under the Act (the “Registration Statement”), at the sole expense of the Company (except as otherwise provided herein), in respect of Holder, so as to permit a public offering and resale of the Shares under the Act by Holder. The Company will notify Holder of the effectiveness of the Registration Statement within two trading days of such event. The Holder may make not more than one request for a registration hereunder. Any request to effect a registration shall specify the amount of Shares proposed to be sold and shall also specify the intended method of disposition thereof.

The Company will maintain the Registration Statement or post-effective amendment filed hereunder effective under the Act until the earliest of: (i) the date that all of the Shares are no longer issued and outstanding; (ii) the date that all of the Shares have been sold pursuant to the Registration Statement; (iii) the date the holders thereof receive an opinion of counsel to the Company, that the Shares may be sold under the provisions of Rule 144 without limitation as to volume; (iv) all

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Shares have been otherwise transferred to persons who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend; or (v) all Shares may be sold without any time, volume or manner limitations pursuant to Rule 144(k) or any similar provision then in effect under the Securities Act in the opinion of counsel to the Company (the “Effectiveness Period”).

All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of the Registration Statement and in complying with applicable securities and blue sky laws (including, without limitation, all attorneys’ fees of the Company) shall be borne by the Company. The Holder shall bear the cost of underwriting and/or brokerage discounts, fees and commissions, if any, applicable to the Shares being registered and the fees and expenses of its counsel.

Notwithstanding the foregoing, if the Company shall furnish to the Holder in response to a request for registration a certificate signed by the Chairman, President or Chief Executive Officer of the Company stating that the Board of Directors of the Company has, by duly authorized resolution, determined in good faith that it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer the filing for a period of not more than 90 days after receipt of the request for registration hereunder. The Holder acknowledges that it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and therefore essential to defer such filing if, among other things, such filing would impose an undue burden upon the ability of the Company to proceed with any reorganization, merger, consolidation or acquisition of the securities or assets of another firm or corporation or disposition of the securities or assets of the Company or a public offering by the Company of common stock or other securities of the Company registered under the Act which, in each case, is material to the Company (a “Material Transaction”). If the Company shall have delivered the certificate referred to above and thereafter shall have entered into a definitive agreement or filed a registration statement or a proxy statement in connection with a Material Transaction, the Company shall, upon written notice to the Holder, have the right to defer the filing of the registration statement requested to be filed by the holders of the majority of the then outstanding shares of common stock of the Company for whatever additional time period (but in no event longer than 90 days from the expiration of the 90-day extension period referred to above) as is reasonably necessary to enable the Company to satisfy its disclosure obligations under the Act in the registration statement relating to the registration with respect to the Material Transaction.

Holder will cooperate with the Company in all respects in connection with this Option Agreement, including timely supplying in writing all information reasonably requested by the Company (which shall include all information regarding the Holder and proposed manner of sale of the Securities required to be disclosed in the Registration Statement) and executing and returning all documents reasonably requested in connection with the

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registration and sale of the Shares and entering into and performing its obligations under any underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering. The Holder shall consent to be named as an underwriter in the Registration Statement. Holder acknowledges that in accordance with current Commission policy, the Holder will be named as the underwriter of the Securities in the Registration Statement.

The Holder agrees to indemnify and hold harmless the Company, its partners, affiliates, officers, directors, employees and duly authorized agents from and against any loss, claim, damage, liability, reasonable attorneys’ fees, costs or expenses, and costs and expenses of investigating and defending any such claim arising out of, or based upon, any untrue statement or alleged untrue statement furnished in writing by the Holder or on the Holder’s behalf expressly for use in any Registration Statement or prospectus relating to the Shares, or any amendment or supplement thereto, or any preliminary prospectus.

7. Representation, Warranties and Covenants of the Holder. The Holder represents, warrants to and covenants with Optionor as follows:

a) The Holder is an officer and/or director of the Company, and warrants he has evaluated the merits and risks associated with the investment in the company as represented by this option, including review of the Annual and Quarterly and other reports of the company that have been filed from time to time with the SEC, and all other documentation that he deems necessary under the Securities and Exchange Act of 1934, as amended, and the applicable state securities laws.

b) The Holder further represents that he understands that neither this Option nor the Shares underlying the option are registered under the Act. Should the company prepare a registration statement to cause the registration of the Shares, for filing with the SEC then such registration statement, when and if declared effective by the SEC, shall be kept current in order for the Holder to be able to publicly sell the Shares acquired upon exercise of the Option.

c) The Holder is sufficiently experienced in financial matters and matters pertaining to securities to be capable of evaluating the merits and risks associated with the acceptance of this Option, and has relied upon such experience is so determining to accept this option in partial consideration for the services performed by Holder to the Company. The parties agree that this Option is not the exclusive consideration granted or to be granted to Holder for services heretofore provided or to be provided by Holder to the Company.

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8. Representation, Warranties and Covenants of the Optionor. The Optionor represents, warrants to and covenants with Holder as follows:

a) This Agreement has been duly executed and delivered by such Optionor and constitutes the valid and binding obligation of such Optionor and such Optionor has the requisite power and capacity to execute, deliver and perform this Agreement and to comply with the terms hereof.

b) The grant of the Option by such Optionor does not, and the sale of the Option Shares to Holder by such Optionor, upon payment of the Exercise Price thereof, will not, conflict with or constitute an event of default under or breach of any agreement, document or instrument to which such Optionor is a party.

c) The Option Shares underlying the Option granted by such Optionor hereunder are currently owned by such Optionor and, upon exercise of the Options by Holder and payment of the Exercise Price therefor, Holder will acquire such Option Shares free and clear of all security interests, claims, liens, security or other interests, encumbrances and charges of any kind whatsoever.

d) Until the earlier of (i) the exercise of the Option granted by such Optionor or (ii) the expiration of the Option Period, such Optionor will not sell, transfer, assign, pledge, alienate or hypothecate any of the Option Shares, or permit such Option Shares to become subject to any mortgage pledge, lien, security or other interest, encumbrance or charge of any kind.

6. Notices. All notices, requests, demands and other communications which are given pursuant to this Agreement shall be in writing and shall be deemed to have been duly given when delivered by hand, when sent by facsimile (with receipt confirmed), or when mailed by registered or certified mail (postage prepaid, return receipt requested), as follows (or to such other address or telex number as either party hereto may designate to the other party hereto by like notice):

If to the Holder, to:

If to the Optionor, to:

GlobeTel Communications Corp.

444 Brickell Avenue, Suite 522

Miami, Florida 33131

Attention Mitchell A. Siegel,

9. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Optionor and Holder inure to the benefit of their respective successors and assigns hereunder.

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10. Entire Agreement. This Agreement constitutes the complete agreement between the parties and terminates and supersedes all prior and contemporaneous oral and written agreements. This Agreement may not be altered, amended or modified except by a writing duly executed by the parties hereto.

11. Severability. In the event that any term or condition in this Agreement shall for any reason be held by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other term or condition of this Agreement, but this Agreement shall be construed as if such invalid or illegal or unenforceable term or condition had never been contained herein.

12. Non-Waiver. No waiver, forbearance or failure by any party of its right to enforce any provision of this Agreement shall constitute a waiver or estoppel of such party’s right to enforce such provision in the future or such party’s right to enforce any other provision of this Agreement.

13. Binding Effect; No Third Party Beneficiaries. Each term and provision of this Agreement shall be binding upon and enforceable against and inure to the benefit of the parties hereto and their respective successors or assigns, nothing in this Agreement, express or implied, being intended to confer upon any other person any rights or remedies hereunder.

14. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

[SIGNATURES ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

HOLDER:

By:

Name:

Title:

Date:

OPTIONOR:

GLOBETEL COMMUNICATIONS CORP., A DELAWARE CORPORATION

By:

Name:

Title:

Date:

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